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                                                                    EXHIBIT 23.1

                          Independent Auditors' Consent

We hereby consent of the use of our report dated January 23, 2002, with respect to the consolidated financial statements included in the filing of the Registration Statement (Form SB-2) of Atlas Mining, Inc. for the fiscal years ended December 31, 2001 and 2000.

/s/ Chisholm & Associates
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Chisholm & Associates
North Salt Lake, UT
April 17, 2002